Exhibit 10(uu)

This document contains your 2009 Stock Unit Award Agreement. A Beneficiary Designation Form is also included if you wish to designate a beneficiary for your 2009 Stock Unit Award.

What you need to do

1.	Review the Award Agreement to ensure you understand its provisions.
2.	Sign two copies of the Award Agreement.
3.

Return one copy of the Award Agreement to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255, and file the other copy with your important papers.

4.	Designate a beneficiary for your Stock Unit Awards by completing a Beneficiary Designation Form and returning it to Bank of America Executive Compensation Service Delivery at the address noted above.

2009 STOCK UNIT AWARD AGREEMENT

This 2009 Stock Unit Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and [Insert Associate Name], an associate of Bank of America or one of its Subsidiaries.

The 2009 Stock Unit Awards covered by this Agreement are being granted to you subject to the following terms and provisions:

1.	Subject to the terms and conditions of this Agreement, Bank of America shall deliver Stock Units on November 30, 2009 and December 31, 2009 (each, a “Grant Date”). The number of Stock Units to be awarded each Grant Date (each, an “Award” and collectively, the “Awards”) shall be determined by dividing the dollar amount of the Award for the Grant Date by a “divisor price”, which is the five-day average closing price of Bank of America Corporation common stock for the five business days immediately preceding and including the applicable Grant Date. Each Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock. The dollar amounts of the Awards are as follows (or such other dollar amount as Bank of America, in its sole discretion, determines):

Grant Date	Dollar Amount of Award

November 30, 2009 Award:	fifty percent (50%) of $XX.XX
December 31, 2009 Award:	fifty percent (50%) of $XX.XX

2.	You acknowledge having read and agree to be bound by all the terms and conditions of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to such terms on the enclosed Exhibit A.

3.	If a cash dividend is paid with respect to Bank of America common stock, you shall not receive any dividend equivalents, additional full or fractional Stock Units or other cash payments with respect to such cash dividends.

4.	Each Award shall be payable to you on the date shown on the enclosed Exhibit A, subject to the conditions set forth on the enclosed Exhibit A, to the extent applicable.

5.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment of the Awards in the event of your death. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your award package.

6.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

7.	These Awards, and all payments thereof, are subject to all applicable payroll and withholding taxes. Regardless of any employer withholding on your Awards, you are responsible for proper payment and reporting of any income tax, social security taxes and other taxes that are due as a result of your Awards.

8.	The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by these Awards or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

9.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding these Awards. Any prior agreements, commitments or negotiations concerning these Awards are superseded. This Agreement may only be amended by a written instrument signed by both parties.

10.	This Agreement is intended to comply with Section 409A of the Internal Revenue Code to the extent applicable. Notwithstanding any provision of the Agreement to the contrary, the Agreement shall be interpreted, operated and administered consistent with this intent.

11.	If you move to any other country during the term of your Awards, additional terms and conditions may apply to your Awards. Bank of America reserves the right to impose other requirements on the Awards to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Awards and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12.	Nothing in this Agreement shall interfere with or limit in any way the right of Bank of America to terminate your employment at any time, nor confer upon you any right to continue in the employment of Bank of America or its Subsidiaries. For purposes of this Agreement, a transfer of your employment between Bank of America and a Subsidiary of Bank of America, or between Subsidiaries, shall not be deemed to be a termination of employment.

13.	Bank of America may at any time and from time to time alter, amend, suspend or terminate this Agreement in whole or in part. No termination, amendment or modification of this Agreement shall adversely affect in any material way any Awards already granted under this Agreement, without your written consent.

14.	Your rights and interests under this Agreement may not be assigned or transferred. To the extent that you acquire a right to receive payments from Bank of America under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Bank of America. Nothing contained in this Agreement shall be deemed to create a trust of any kind or any fiduciary relationship between you and Bank of America. This Agreement shall be binding on Bank of America and any successor in interest of Bank of America.

15.	The Awards shall be equitably adjusted as determined by Bank of America in the event of any stock dividend, stock split or similar change in the capitalization of Bank of America.

16.	Notwithstanding anything herein to the contrary, the parties to this Agreement expressly acknowledge that any payment of any kind provided for by this Agreement must comply with all applicable law, including Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, and the Interim Final Rule promulgated thereunder (collectively, “EESA”). If any payment pursuant to this Agreement would violate applicable law in the reasonable, good faith judgment of Bank of America, you agree to waive your right to or, if permissible, agree to the deferment of, such payment and, to the extent required by the United States Department of the Treasury (“UST”), to execute a release of Bank of America and its Subsidiaries and the UST from any claim arising from failure of Bank of America to make, or the requirement of Bank of America to defer, such payment.

17.	You agree that cash payments made pursuant to the awards must be returned to Bank of America if Bank of America determines, in its sole discretion, that the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, for as long as Bank of America is participating in the Troubled Asset Relief Program, the Capital Purchase Program or any similar program. You also agree that the Stock Units awarded pursuant to this Agreement are subject to the Incentive Compensation Recoupment Policy set forth in the Bank of America Corporate Governance Guidelines. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Awards, Bank of America will be entitled to recover from you in its sole discretion some or all of the Awards. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of your Awards.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION		ASSOCIATE

By:	/s/ Kenneth D. Lewis

Chief Executive Officer and President

Exhibit A

Bank of America Corporation

Stock Unit Awards

PAYMENT OF AWARD

(a) PAYMENT SCHEDULE. Subject to the provisions of paragraphs (b) and (d) below, the Stock Units shall become payable if you remain employed with Bank of America and its Subsidiaries through each of the payment dates as follows:

(i)

General Payment Schedule: One-thirty-sixth (1/36th) of the total Stock Units granted for 2009 shall be payable on the last business day of each month during the three-year period beginning in January 2011 and ending in December 2013 (each, a “Payment Date”).

(ii)	Payment Schedule Upon TARP Repayment: Notwithstanding anything in subparagraph (i) to the contrary, in the event that Bank of America repays any of the financial assistance it received under the Troubled Asset Relief Program (TARP), (A) the Payment Date for any Stock Units that would have become payable within the one-year period immediately following the date of such TARP repayment shall be the date of such TARP repayment, and (B) the Payment Date for any other Stock Units that have not yet become payable as of the TARP repayment date shall be one calendar year earlier than the applicable Payment Date specified in subparagraph (i).

Payment shall be made as soon as administratively practicable after each applicable Payment Date, generally within 30 days.

(b) IMPACT OF TERMINATION OF EMPLOYMENT ON PAYMENT OF AWARDS. If your employment with Bank of America and its Subsidiaries terminates prior to any of the above Payment Date(s), then any Award that has not yet been paid shall be paid or canceled depending on the reason for termination as follows:

(i)	Death. Any Award that has not yet been paid pursuant to paragraph (a) shall become immediately payable as of the date of your termination of employment if your termination is due to death.

(ii)	Disability. Any Award that has not yet been paid shall pursuant to paragraph (a) above as of the date of termination of employment due to Disability shall continue to become payable in accordance with the schedule set forth in paragraph (a).

(iii)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then your right to receive any Award that has not yet been paid shall be immediately canceled as of your employment termination date.

(iv)

All Other Terminations. Any Award that has not already been paid pursuant to paragraph (a) above as of the date of termination of employment shall continue to become payable in accordance with the schedule set forth in paragraph (a), subject to your complying with the covenants set forth in paragraph (d) of Exhibit A of this Agreement.

(c) FORM OF PAYMENT. Payment of Stock Units shall be made in the form of cash for each Stock Unit that is payable. The amount of the payment that you will receive with respect to the Awards shall be determined by multiplying the number of Stock Units subject to the Awards by the Fair Market Value of one (1) share of Bank of America common stock on the Payment Date.

(d) COVENANTS.

(i)	Non-Solicitation. You agree that during any period in which Awards remain payable, you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries any person who is an associate of Bank of America and its Subsidiaries. You further agree that during any period in which Awards remain payable, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries.

(ii)	Detrimental Conduct. You agree that during any period in which Awards remain payable, you will not engage in Detrimental Conduct.

(iii)	Hedging or Derivative Transactions. You agree that during any period in which Awards remain payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Awards.

(iv)	Remedies. Payment of any Award in accordance with the schedule set forth in paragraph (a) above is specifically conditioned on the requirement that, at all times prior to the applicable Payment Date, you do not engage in solicitation, Detrimental Conduct or hedging or derivative transactions involving Bank of America common stock, as described in Paragraphs (d)(i), (ii) and (iii) during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy the foregoing requirement, then any Award that has not yet been paid shall be immediately cancelled as of the date of such determination.

(e) DEFINITIONS. For purposes hereof, the following terms shall have the following meanings:

All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries, whether initiated by you or your employer, other than a termination due to your death or Disability and other than a termination for Cause.

Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations, and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job function(s), which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.

Detrimental Conduct means (A) any conduct that would constitute Cause or (B) any one of the following: (1) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (2) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (3) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (4) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (5) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (6) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.

Disability means “disability” as defined from time to time under any long-term disability plan of Bank of America or your employer.

Fair Market Value means on any date, the closing price of a share of Bank of America common stock as reflected in the report of composite trading of New York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded)

published in The Wall Street Journal [Eastern Edition] or any other publication selected by Bank of America; provided, however, that if the shares are misquoted by the selected publication(s), Bank of America shall directly solicit the information from officials of the stock exchanges or from other informed independent market sources.

Subsidiary means any corporation, partnership, joint venture, affiliate or other entity in which Bank of America owns more than eighty percent (80%) of the voting stock or voting ownership interest, as applicable, or any other business entity designated by Bank of America as a Subsidiary for purposes of this Agreement.

Bank of America Corporation

Stock Unit Awards

Beneficiary Designation Form

Please complete this form if you wish to designate a beneficiary for your stock unit awards (“Awards”) or if you wish to change your current beneficiary designation. Completed forms should be returned to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255.

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With respect to any of my Awards that are outstanding and become payable at the time of my death, I hereby designate the following person or entity as my beneficiary to receive any payments in connection with those Awards in the event of my death.

Designation of Primary Beneficiary. I designate the following as my Primary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Designation of Secondary Beneficiary. I designate the following as my Secondary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Selection of Rule for Deceased Beneficiary. Select either Rule 1 or Rule 2 below by marking with an X. The rule selected shall be applied to Primary Beneficiaries and Secondary Beneficiaries separately so that no Secondary Beneficiary (or issue of a Secondary Beneficiary) shall be entitled to a share of the death benefits unless all Primary Beneficiaries fail to survive the Participant and, if Rule 2 is selected, all issue of all Primary Beneficiaries fail to survive the Participant.

___	Rule 1. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me.

___	Rule 2. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me and to the surviving issue collectively of each named Beneficiary (either Primary or Secondary, as applicable) who does not survive me but who leaves issue surviving me, with the equal share for such surviving issue of such deceased named Beneficiary to be divided among and paid to such issue on a per stirpes basis. (“Issue” means lineal descendants and includes adopted persons.)

I understand that I may change this designation at any time by executing a new form and delivering it to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255. This designation supercedes any prior beneficiary designation made by me with respect to my Awards.

Signature of Participant:	Date:

Name of Participant (please print):

Participant’s Person Number:

This document contains your 2009 Stock Unit Award Agreement. A Beneficiary Designation Form is also included if you wish to designate a beneficiary for your 2009 Stock Unit Award.

What you need to do

1.	Review the Award Agreement to ensure you understand its provisions.
2.	Sign two copies of the Award Agreement.
3.

Return one copy of the Award Agreement to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255, and file the other copy with your important papers.

4.	Designate a beneficiary for your Stock Unit Award by completing a Beneficiary Designation Form and returning it to Bank of America Executive Compensation Service Delivery at the address noted above.

2009 STOCK UNIT AWARD AGREEMENT

This 2009 Stock Unit Award Agreement and all Exhibits hereto (the “Agreement”) is made between Bank of America Corporation, a Delaware corporation (“Bank of America”), and [Insert Associate Name], an associate of Bank of America or one of its Subsidiaries.

The 2009 Stock Unit Award covered by this Agreement is being granted to you subject to the following terms and provisions:

1.	Subject to the terms and conditions of this Agreement, Bank of America shall deliver Stock Units on December 31, 2009 (the “Grant Date”). The number of Stock Units to be awarded (the “Award”) shall be determined by dividing the dollar amount of the Award by a “divisor price”, which is the five-day average closing price of Bank of America Corporation common stock for the five business days immediately preceding and including the Grant Date. Each Stock Unit shall have a value equal to the Fair Market Value of one (1) share of Bank of America common stock. The dollar amount of the Award is [insert dollar amount] (or such other dollar amount as Bank of America, in its sole discretion, determines).

2.	You acknowledge having read and agree to be bound by all the terms and conditions of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to such terms on the enclosed Exhibit A.

3.	If a cash dividend is paid with respect to Bank of America common stock, you shall not receive any dividend equivalents, additional full or fractional Stock Units or other cash payments with respect to such cash dividends.

4.	The Award shall be payable to you on the date shown on the enclosed Exhibit A, subject to the conditions set forth on the enclosed Exhibit A, to the extent applicable.

5.	By executing and returning a Beneficiary Designation Form, you may designate a beneficiary to receive payment of the Award in the event of your death. If you do not designate a beneficiary or if your designated beneficiary does not survive you, then your beneficiary will be your estate. A Beneficiary Designation Form has been included in your award package.

6.	Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as Bank of America may notify you from time to time; and to you at your electronic mail or postal address as shown on the records of Bank of America from time to time, or at such other electronic mail or postal address as you, by notice to Bank of America, may designate in writing from time to time.

7.	This Award, and all payments thereof, is subject to all applicable payroll and withholding taxes. Regardless of any employer withholding on your Award, you are responsible for proper payment and reporting of any income tax, social security taxes and other taxes that are due as a result of your Award.

8.

The validity, construction and effect of this Agreement are governed by, and subject to, the laws of the State of Delaware and the laws of the United States. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of North Carolina and agree that such litigation shall be conducted solely in the courts of Mecklenburg County, North Carolina or the federal courts for the United States for the Western District of North Carolina, where this grant is made and/or to be performed, and no other courts.

9.	In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. This Agreement constitutes the final understanding between you and Bank of America regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may only be amended by a written instrument signed by both parties.

10.	This Agreement is intended to comply with Section 409A of the Internal Revenue Code to the extent applicable. Notwithstanding any provision of the Agreement to the contrary, the Agreement shall be interpreted, operated and administered consistent with this intent.

11.	If you move to any other country during the term of your Award, additional terms and conditions may apply to your Award. Bank of America reserves the right to impose other requirements on the Award to the extent Bank of America determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Award and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12.	Nothing in this Agreement shall interfere with or limit in any way the right of Bank of America to terminate your employment at any time, nor confer upon you any right to continue in the employment of Bank of America or its Subsidiaries. For purposes of this Agreement, a transfer of your employment between Bank of America and a Subsidiary of Bank of America, or between Subsidiaries, shall not be deemed to be a termination of employment.

13.	Bank of America may at any time and from time to time alter, amend, suspend or terminate this Agreement in whole or in part. No termination, amendment or modification of this Agreement shall adversely affect in any material way any Award already granted under this Agreement, without your written consent.

14.	Your rights and interests under this Agreement may not be assigned or transferred. To the extent that you acquire a right to receive payments from Bank of America under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Bank of America. Nothing contained in this Agreement shall be deemed to create a trust of any kind or any fiduciary relationship between you and Bank of America. This Agreement shall be binding on Bank of America and any successor in interest of Bank of America.

15.	The Award shall be equitably adjusted as determined by Bank of America in the event of any stock dividend, stock split or similar change in the capitalization of Bank of America.

16.

Notwithstanding anything herein to the contrary, the parties to this Agreement expressly acknowledge that any payment of any kind provided for by this Agreement must comply with all applicable law, including Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, and the Interim Final Rule promulgated thereunder (collectively, “EESA”). If any payment pursuant to this Agreement would violate applicable law in the reasonable, good faith judgment of Bank of America, you agree to waive your right to or, if permissible, agree to the deferment of, such payment and, to the extent required by the

United States Department of the Treasury (“UST”), to execute a release of Bank of America and its Subsidiaries and the UST from any claim arising from failure of Bank of America to make, or the requirement of Bank of America to defer, such payment.

17.	You agree that cash payments made pursuant to the Award must be returned to Bank of America if Bank of America determines, in its sole discretion, that the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, for as long as Bank of America is participating in the Troubled Asset Relief Program, the Capital Purchase Program or any similar program. You also agree that the Stock Units awarded pursuant to this Agreement are subject to the Incentive Compensation Recoupment Policy set forth in the Bank of America Corporate Governance Guidelines. To the extent allowed by and consistent with applicable law and any applicable limitations period, if it is determined at any time that you have engaged in Detrimental Conduct or engaged in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Award, Bank of America will be entitled to recover from you in its sole discretion some or all of the Award. You recognize that if you engage in Detrimental Conduct or any hedging or derivative transactions involving Bank of America common stock, the losses to Bank of America and/or its Subsidiaries may amount to the full value of your Award.

IN WITNESS WHEREOF, Bank of America has caused this Agreement to be executed by its duly authorized officer, and you have hereunto set your hand, all effective as of the Grant Date listed above.

BANK OF AMERICA CORPORATION		ASSOCIATE

By:	/s/ Kenneth D. Lewis

Chief Executive Officer and President

Exhibit A

Bank of America Corporation

Stock Unit Award

PAYMENT OF AWARD

(a) PAYMENT SCHEDULE. Subject to the provisions of paragraphs (b) and (d) below, the Stock Units shall become payable if you remain employed with Bank of America and its Subsidiaries through each of the payment dates as follows: one-thirty-sixth (1/36th) of the total Stock Units granted for 2009 shall be payable on the last business day of each month during the three-year period beginning in January 2010 and ending in December 2012 (each, a “Payment Date”).

Payment shall be made as soon as administratively practicable after each applicable Payment Date, generally within 30 days.

(b) IMPACT OF TERMINATION OF EMPLOYMENT ON PAYMENT OF AWARD. If your employment with Bank of America and its Subsidiaries terminates prior to any of the above Payment Date(s), then any portion of the Award that has not yet been paid shall be paid or canceled depending on the reason for termination as follows:

(i)	Death. Any portion of the Award that has not yet been paid pursuant to paragraph (a) shall become immediately payable as of the date of your termination of employment if your termination is due to death.

(ii)	Disability. Any portion of the Award that has not yet been paid shall pursuant to paragraph (a) above as of the date of termination of employment due to Disability shall continue to become payable in accordance with the schedule set forth in paragraph (a).

(iii)	Termination by Bank of America With Cause. If your employment is terminated by your employer with Cause, then your right to receive any portion of the Award that has not yet been paid shall be immediately canceled as of your employment termination date.

(iv)	All Other Terminations. Any portion of the Award that has not already been paid pursuant to paragraph (a) above as of the date of termination of employment shall continue to become payable in accordance with the schedule set forth in paragraph (a), subject to your complying with the covenants set forth in paragraph (d) of Exhibit A of this Agreement.

(c) FORM OF PAYMENT. Payment of Stock Units shall be made in the form of cash for each Stock Unit that is payable. The amount of the payment that you will receive with respect to the Award shall be determined by multiplying the number of Stock Units by the Fair Market Value of one (1) share of Bank of America common stock on the Payment Date.

(d) COVENANTS.

(i)	Non-Solicitation. You agree that during any period in which the Award remains payable, you will not directly or indirectly solicit or recruit for employment or encourage to leave employment with Bank of America or its Subsidiaries, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries any person who is an associate of Bank of America and its Subsidiaries. You further agree that during any period in which the Award remains payable, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity other than Bank of America or its Subsidiaries, solicit any client or customer of Bank of America and its Subsidiaries which you actively solicited or with whom you worked or otherwise had material contact in the course of your employment with Bank of America and its Subsidiaries.

(ii)	Detrimental Conduct. You agree that during any period in which the Award remains payable, you will not engage in Detrimental Conduct.

(iii)	Hedging or Derivative Transactions. You agree that during any period in which the Award remains payable, you will not engage in any hedging or derivative transactions involving Bank of America common stock that would undermine the long-term performance incentives created by the Award.

(iv)	Remedies. Payment of the Award in accordance with the schedule set forth in paragraph (a) above is specifically conditioned on the requirement that, at all times prior to the applicable Payment Date, you do not engage in solicitation, Detrimental Conduct or hedging or derivative transactions involving Bank of America common stock, as described in Paragraphs (d)(i), (ii) and (iii) during such period. If Bank of America determines in its reasonable business judgment that you have failed to satisfy the foregoing requirement, then any portion of the Award that has not yet been paid shall be immediately cancelled as of the date of such determination.

(e) DEFINITIONS. For purposes hereof, the following terms shall have the following meanings:

All Other Terminations means any termination of your employment with Bank of America and its Subsidiaries, whether initiated by you or your employer, other than a termination due to your death or Disability and other than a termination for Cause.

Cause shall be defined as that term is defined in your offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means a termination of your employment with Bank of America and its Subsidiaries if it occurs in conjunction with a determination by your employer that you have (i) committed an act of fraud or dishonesty in the course of your employment; (ii) been convicted of (or plead no contest with respect to) a crime constituting a felony; (iii) committed an act or omission which causes you or Bank of America or its Subsidiaries to be in violation of federal or state securities laws, rules or regulations, and/or the rules of any exchange or association of which Bank of America or its Subsidiaries is a member, including statutory disqualification; (iv) failed to perform your job function(s), which Bank of America views as being material to your position and the overall business of Bank of America and its Subsidiaries under circumstances where such failure is detrimental to Bank of America or any Subsidiary; (v) materially breached any written policy applicable to associates of Bank of America and its Subsidiaries including, but not limited to, the Bank of America Corporation Code of Ethics and General Policy on Insider Trading; or (vi) made an unauthorized disclosure of any confidential or proprietary information of Bank of America or its Subsidiaries or have committed any other material violation of Bank of America’s written policy regarding Confidential and Proprietary Information.

Detrimental Conduct means (A) any conduct that would constitute Cause or (B) any one of the following: (1) any act or omission by you resulting or intended to result in personal gain at the expense of Bank of America or its Subsidiaries; (2) the improper disclosure by you of proprietary, privileged or confidential information of Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries or breach of a fiduciary duty owed to Bank of America or its Subsidiaries or a client or former client of Bank of America or its Subsidiaries; (3) improper conduct by you including, but not limited to, fraud, unethical conduct, falsification of the records of Bank of America or its Subsidiaries, unauthorized removal of property or information of Bank of America or its Subsidiaries, intentional violation or negligent disregard for Bank of America’s or its Subsidiaries’ policies, rules and procedures, insubordination, theft, violent acts or threats of violence, unauthorized possession of controlled substances on the property of Bank of America or its Subsidiaries, conduct causing reputational harm to Bank of America or its Subsidiaries or a client of Bank of America or its Subsidiaries, or the use of the property, facilities or services of Bank of America or its Subsidiaries for unauthorized or illegal purposes; (4) the performance by you of your employment duties in a manner deemed by Bank of America or its Subsidiaries to be grossly negligent; (5) the commission of a criminal act by you, whether or not performed in the workplace, that subjects, or if generally known, would subject Bank of America or its Subsidiaries to public ridicule or embarrassment; or (6) you taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to Bank of America or its Subsidiaries during or after the performance year.

Disability means “disability” as defined from time to time under any long-term disability plan of Bank of America or your employer.

Fair Market Value means on any date, the closing price of a share of Bank of America common stock as reflected in the report of composite trading of New York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded) published in The Wall Street Journal [Eastern Edition] or any other publication selected by Bank of America; provided, however, that if the shares are misquoted by the selected publication(s), Bank of America shall directly solicit the information from officials of the stock exchanges or from other informed independent market sources.

Subsidiary means any corporation, partnership, joint venture, affiliate or other entity in which Bank of America owns more than eighty percent (80%) of the voting stock or voting ownership interest, as applicable, or any other business entity designated by Bank of America as a Subsidiary for purposes of this Agreement.

Bank of America Corporation

Stock Unit Award

Beneficiary Designation Form

Please complete this form if you wish to designate a beneficiary for your stock unit award (“Award”) or if you wish to change your current beneficiary designation. Completed forms should be returned to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255.

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With respect to any portion of my Award that is outstanding and becomes payable at the time of my death, I hereby designate the following person or entity as my beneficiary to receive any payments in connection with the Award in the event of my death.

Designation of Primary Beneficiary. I designate the following as my Primary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Designation of Secondary Beneficiary. I designate the following as my Secondary Beneficiary(ies):

Name of Beneficiary	Birthdate	Address	Relationship

Selection of Rule for Deceased Beneficiary. Select either Rule 1 or Rule 2 below by marking with an X. The rule selected shall be applied to Primary Beneficiaries and Secondary Beneficiaries separately so that no Secondary Beneficiary (or issue of a Secondary Beneficiary) shall be entitled to a share of the death benefits unless all Primary Beneficiaries fail to survive the Participant and, if Rule 2 is selected, all issue of all Primary Beneficiaries fail to survive the Participant.

___	Rule 1. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me.

___	Rule 2. The death benefits shall be paid in equal shares to those named Beneficiaries (either Primary or Secondary, as applicable) who survive me and to the surviving issue collectively of each named Beneficiary (either Primary or Secondary, as applicable) who does not survive me but who leaves issue surviving me, with the equal share for such surviving issue of such deceased named Beneficiary to be divided among and paid to such issue on a per stirpes basis. (“Issue” means lineal descendants and includes adopted persons.)

I understand that I may change this designation at any time by executing a new form and delivering it to Bank of America Executive Compensation Service Delivery; 901 W. Trade Street, 8th Floor; NC1-003-08-01; Charlotte, NC 28255. This designation supercedes any prior beneficiary designation made by me with respect to my Award.

Signature of Participant:	Date:

Name of Participant (please print):

Participant’s Person Number: